UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): December 6, 2005
                              (December 1, 2005)

                                Friedman's Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    0-22356               58-20583
(State or Other Jurisdiction      (Commission File        (IRS Employer
      of Incorporation)               Number)          Identification No.)


                             171 Crossroads Parkway
                            Savannah, Georgia 31422
                    (Address of Principal Executive Offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure.

         As previously reported, on January 14, 2005, Friedman's and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Georgia, located in Savannah (the "Bankruptcy Court") (Case No. 05-40129). On December 1, 2005, the Company filed with the Bankruptcy Court its monthly consolidated operating report, as required by the Bankruptcy Code, for the period October 2, 2005 through October 29, 2005 (the "Operating Report"), the text of which is included as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Statement Regarding Financial and Operating Data
-----------------------------------------------------------

         The Company cautions investors and potential investors not to place undue reliance on the information contained in the Operating Report. The Operating Report contains financial information that has not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Operating Report is in a format agreed to between the Debtors and the Office of the United States Trustee and should not be used for investment purposes. The Operating Report contains information for periods different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), and that information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements
---------------------------------------------------------

         Some of the statements included in this Current Report on Form 8-K and in the Operating Report, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and a variety of factors could cause the Company's actual results to differ materially from the anticipated or expected results expressed in these forward-looking statements. The Company undertakes no obligation to update or revise any such forward-looking statements. The forward-looking statements and the Company's liquidity, capital resources, and results of operations are subject to a number of risks and uncertainties, including, but not limited to, the following: the ability of the Company to operate as a going concern; the ability of the Company to continue to obtain use of cash collateral and/or debtor-in-possession (DIP) financing pursuant to the terms of such agreements; the ability of the Company to comply with the terms and conditions of its DIP financing, including its secured subordinated term loan with Harbert Distressed Investment Master Fund, Ltd.; court approval of the motions prosecuted by the Company from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 case; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the Company's ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company's liquidity and/or results of operations; competitive pressures from other retailers; trends in the economy as a whole which may affect consumer confidence and consumer demand for the types of goods sold by the Company; the ability of the Company to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; potential adverse publicity; the final results of the audit including the review of the calculation of our allowance for doubtful accounts; the results of the SEC and United States Attorney's Office for the Eastern District of New York investigations; the results of various litigation; the effect of the restatement on our credit facilities, including funding availability thereunder and our relationship with our lenders; the effect of the restatement on our future earnings, including any adjustments to previously announced earnings forecasts; and other risks factors identified from time to time in our SEC reports, including, but not limited to, the report on Form 10-K for the year ended September 28, 2002.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits.

Exhibit
Number                Description
-------               -----------

Exhibit 99.1 Monthly Operating Statements for the period October 2, 2005 through October 29, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FRIEDMAN'S INC.


Date: December 6, 2005                By: /s/ Ken Maher
                                           ------------------------
                                           Ken Maher
                                           Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------

Exhibit 99.1 Monthly Operating Statements for the period October 2, 2005 through October 29, 2005